UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/14/2008

Atlas Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4998

Delaware	23-3011077
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1550 Coraopolis Heights Road
Moon Township, PA 15108
(Address of principal executive offices, including zip code)

(412) 262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 14, 2008, Atlas Pipeline Holdings, L.P., the sole member of Atlas Pipeline Partners GP, LLC, the general partner of Atlas Pipeline Partners, L.P., increased the number of members of Atlas Pipeline Partners GP's Managing Board (the "Board") from seven to eight, and filled the vacancy thus created by appointing Mr. Eugene N. Dubay to serve as a member of the Board. There are no arrangements or understandings under which Mr. Dubay was appointed, and there are no transactions of the type required to be reported pursuant to Item 404(a) of Regulation S-K.
A copy of the press release announcing Mr. Dubay's appointment is filed herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)   Exhibits

99.1 Press Release

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Pipeline Partners, L.P.

Date: October 15, 2008	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release